                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   [X]
Filed by a party other than the Registrant   [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                IMAX CORPORATION
                (Name of Registrant as Specified In Its Charter)

   --------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:
    ----------------------------------------------------------------------------
    (2) Aggregate number of securities to which transactions applies:
    ----------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    ----------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction.
    ----------------------------------------------------------------------------
    (5) Total fee paid:
    ----------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
    ----------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    ----------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
    ----------------------------------------------------------------------------
    (3) Filing Party:
    ----------------------------------------------------------------------------
    (4) Date Filed:
    ----------------------------------------------------------------------------

[IMAX LOGO]
IMAX Corporation
2525 Speakman Drive
Mississauga, Ontario, Canada, L5K 1B1


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of shareholders of IMAX CORPORATION (the "Company") will be held at the Famous Players IMAX(R) Theatre at Paramount Festival Hall, 259 Richmond Street, West, Toronto, Ontario, Canada, on Wednesday, June 4, 2003 at 10:30 a.m., for the purposes of:

     (1) receiving the consolidated financial statements for the fiscal year ended December 31, 2002, together with the auditors' report thereon;

     (2)  electing directors;

     (3) appointing auditors and authorizing the directors to fix the auditors' remuneration; and

     (4) transacting such other business as may properly be brought before the Meeting or any adjournments thereof.



                                            By Order of the Board,


                                            /s/ G. Mary Ruby
                                            ----------------
                                            G. MARY RUBY
                                            Senior Vice President, Legal Affairs
                                            and Corporate Secretary



Mississauga, Ontario
April 30, 2003

         SHAREHOLDERS WHO ARE UNABLE TO BE PRESENT AT THE MEETING ARE REQUESTED TO COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. PROXIES MUST BE DEPOSITED WITH COMPUTERSHARE TRUST COMPANY OF CANADA, C/O STOCK AND BOND TRANSFER DEPT., 100 UNIVERSITY AVENUE, TORONTO, ONTARIO, CANADA, M5J 2Y1 OR AT THE CORPORATE OFFICE OF THE COMPANY NOTED ABOVE ON OR BEFORE 4:30 P.M. (EASTERN DAYLIGHT SAVING TIME) ON JUNE 3, 2003.

[IMAX LOGO]
IMAX Corporation
2525 Speakman Drive
Mississauga, Ontario, Canada L5K 1B1

                       PROXY CIRCULAR AND PROXY STATEMENT
                                TABLE OF CONTENTS

PROXY CIRCULAR AND PROXY STATEMENT.................................................................................................1
GENERAL INFORMATION................................................................................................................1
SOLICITATION OF PROXIES BY MANAGEMENT..............................................................................................1
INFORMATION ON VOTING..............................................................................................................1
     Record Date for Notice of Annual Meeting and Provisions Relating to Voting....................................................1
     Appointment and Delivery of Proxies...........................................................................................1
     Revocability of Proxies.......................................................................................................2
     Voting By Proxy...............................................................................................................2
     Exercise of Discretion by Proxies.............................................................................................2
VOTING SHARES......................................................................................................................2
PRINCIPAL SHAREHOLDERS OF VOTING SHARES............................................................................................3
FINANCIAL STATEMENTS AND AUDITORS' REPORT..........................................................................................4
SHAREHOLDER PROPOSALS FOR THE COMPANY'S 2004 ANNUAL MEETING........................................................................4
ELECTION OF DIRECTORS..............................................................................................................4
NOMINEES FOR ELECTION..............................................................................................................5
     Nominees for Election as Class I Directors for the Term Expiring in 2006......................................................5
     Directors who Continue in Office after the Meeting............................................................................6
EXECUTIVE OFFICERS.................................................................................................................7
SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT.....................................................................................9
     Section 16(a) Beneficial Ownership Reporting Compliance......................................................................10
EXECUTIVE COMPENSATION............................................................................................................11
     Summary Compensation Table...................................................................................................11
     Options Granted..............................................................................................................12
     Aggregated Option Exercises in 2002 and Year-End Option Values...............................................................13
     Pension Plans................................................................................................................14
     Employment Contracts.........................................................................................................14
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.......................................................................16
REPORT ON EXECUTIVE COMPENSATION..................................................................................................16
     Composition of Compensation Committee........................................................................................16
     Base Salary..................................................................................................................16
     Annual Incentive Compensation................................................................................................16
     Stock Options................................................................................................................17
     Compensation of Co-Chief Executive Officers..................................................................................17
     Performance Graph............................................................................................................18
DIRECTORS' AND OFFICERS' LIABILITY INSURANCE......................................................................................18
DIRECTORS' COMPENSATION...........................................................................................................18
CORPORATE GOVERNANCE..............................................................................................................19
     Audit Committee..............................................................................................................19
     Compensation Committee.......................................................................................................19
     Governance Committee.........................................................................................................19
     Option Committee.............................................................................................................20
     Nominating Committee.........................................................................................................20
     Standstill Agreement.........................................................................................................20
     Articles of the Corporation..................................................................................................20
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS....................................................................................21
     Shareholders' Agreement......................................................................................................21
     Registration Rights Agreement................................................................................................22
AUDITOR INDEPENDENCE..............................................................................................................22
     Audit Fees...................................................................................................................22
     Financial Information Systems Design and Implementation Fees.................................................................22
     All Other Fees...............................................................................................................22
REPORT OF THE AUDIT COMMITTEE.....................................................................................................23
APPOINTMENT OF AUDITORS...........................................................................................................23
AVAILABLE INFORMATION.............................................................................................................23
APPROVAL BY BOARD OF DIRECTORS....................................................................................................23
AUDIT COMMITTEE HARTER...........................................................................................................A-1

[IMAX LOGO]
IMAX Corporation
2525 Speakman Drive
Mississauga, Ontario, Canada L5K 1B1


                       PROXY CIRCULAR AND PROXY STATEMENT

                               GENERAL INFORMATION

     The Annual Meeting (the "Meeting") of shareholders of IMAX Corporation (the "Company") will be held at the Famous Players IMAX(R) Theatre at Paramount Festival Hall, 259 Richmond Street, West, Toronto, Ontario, Canada, on Wednesday, June 4, 2003 at 10:30 a.m., for the purposes of: (i) receiving the consolidated financial statements for the fiscal year ended December 31, 2002, together with the auditors' report thereon; (ii) electing directors; (iii) appointing auditors and authorizing the directors to fix the auditors' remuneration; and (iv) transacting such other business as may properly be brought before the Meeting or any adjournments thereof.

     The Notice of Annual Meeting, this document and the Form of Proxy will be mailed commencing on or about April 30, 2003 to registered holders of the Company's Common Shares as of the close of business on April 25, 2003, the record date for the annual Meeting.

                      SOLICITATION OF PROXIES BY MANAGEMENT

     THIS PROXY CIRCULAR AND PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF IMAX CORPORATION (THE "COMPANY") OF PROXIES TO BE USED AT THE ANNUAL MEETING OF SHAREHOLDERS (THE "MEETING") OF SHAREHOLDERS OF THE COMPANY TO BE HELD ON WEDNESDAY, JUNE 4, 2003 AT THE FAMOUS PLAYERS IMAX(R) THEATRE AT PARAMOUNT FESTIVAL HALL, 259 RICHMOND STREET, WEST, TORONTO, ONTARIO, CANADA, AT 10:30 A.M., AND AT ANY ADJOURNMENTS THEREOF FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING. While management intends to solicit most proxies by mail, some proxies may be solicited by telephone or other personal contact by directors or officers of the Company. Directors and employees will not receive any additional compensation for such activity. The Company will, upon request, pay brokers and certain other persons who hold the Company's Common Shares for others, their reasonable expenses for sending proxy materials to the beneficial owners of the Company's Common Shares. The cost of solicitation will be borne by the Company.

                              INFORMATION ON VOTING

RECORD DATE FOR NOTICE OF ANNUAL MEETING AND PROVISIONS RELATING TO VOTING

     The Board of Directors has fixed April 25, 2003 as the record date for the Meeting. Accordingly, each holder of Common Shares of record on that date is entitled to one vote for each Common Share shown as registered in the shareholder's name on the list of shareholders prepared as of April 25, 2003.

APPOINTMENT AND DELIVERY OF PROXIES

     The persons named in the accompanying Form of Proxy are directors and officers of the Company. A shareholder has the right to appoint a person, who need not be a shareholder of the Company, other than the persons designated as proxyholders in the accompanying Form of Proxy, to attend and act on behalf of the shareholder at the Meeting. To exercise this right, a shareholder may either insert such other person's name in the blank space provided in the accompanying Form of Proxy, or complete another appropriate form of proxy.

     To be valid, a proxy must be dated and signed by the shareholder or his attorney authorized in writing. The proxy, to be acted upon, must be deposited with the Company c/o its transfer agent, Computershare Trust Company of Canada, c/o Stock & Bond Transfer Dept., 100 University Avenue, Toronto, Ontario, Canada, M5J 2Y1, by 4:30 p.m., Eastern Daylight Saving Time, on Tuesday, June 3, 2003 or 4:30 p.m. on the last business day prior to the date of any adjournment of the Meeting, or with the chairman of the Meeting on the day of the Meeting or any adjournment of the Meeting prior to the commencement of the Meeting or the adjournment, as the case may be.

     Unless otherwise indicated, all references in this document to dollar amounts are to U.S. dollars. All information contained in this document is as of April 25, 2003, unless otherwise indicated.

REVOCABILITY OF PROXIES

     A shareholder who has given a proxy may revoke it by depositing an instrument in writing (including another proxy) executed by the shareholder or his attorney authorized in writing at the registered office of the Company at any time up to and including 4:30 p.m., Toronto time, on the last business day prior to the day of the Meeting or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting or at any adjournment thereof at any time before it is exercised on any particular matter or in any other manner permitted by law including attending the Meeting in person.

VOTING BY PROXY

     For the purpose of voting by proxy, proxies marked as "WITHHOLD/ABSTAIN" will be treated as present for the purpose of determining a quorum but will not be counted as having been voted in respect of any matter to which the instruction to "WITHHOLD/ABSTAIN" is indicated.

     On any ballot that may be called for regarding the matters listed in the Notice of Annual Meeting and in the Form of Proxy, the Common Shares represented by the enclosed Form of Proxy will be voted or withheld from voting in accordance with the instructions of the shareholder indicated thereon by marking an "X" in the boxes provided for the purpose on the Form of Proxy. In the absence of such instructions the Common Shares will be voted for: (i) the election of directors and (ii) the appointment of auditors and authorizing the directors to fix the auditors' remuneration, in each case, as referred to in this Proxy Circular and Proxy Statement.

     Proxies returned by intermediaries as "non-votes" because the intermediary has not received instructions from the non-registered shareholder with respect to the voting of certain shares or, under applicable stock exchange or other rules, the intermediary does not have the discretion to vote those shares on one or more of the matters that come before the Meeting, will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Shares represented by broker "non-votes" will, however, be counted in determining whether there is a quorum.

EXERCISE OF DISCRETION BY PROXIES

     The person appointed as proxy has discretionary authority and may vote the Common Shares represented thereby as such person considers best with respect to amendments or variations to matters identified in the Notice of Annual Meeting, and with respect to any other matter which may properly come before the Meeting. As of the date of this Proxy Circular and Proxy Statement, management of the Company is not aware of any such amendment, variation or other matter proposed or likely to come before the Meeting. However, if any such amendment, variation or other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed Form of Proxy to vote on such other business in accordance with their judgement.

                                  VOTING SHARES

     On April 25, 2003, the Company had 32,973,366 Common Shares issued and outstanding, each carrying the right to one vote at all meetings of the shareholders of the Company (the "Common Shares")

     A quorum for the transaction of business at the Meeting shall be at least two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxyholder for such a shareholder and together holding or representing by proxy not less than 33-1/3% of the outstanding Common Shares of the Company entitled to be voted at the Meeting.

                     PRINCIPAL SHAREHOLDERS OF VOTING SHARES

     The Company is not aware of any persons who as of April 25, 2003, beneficially owned or exercised control or direction over more than 5% of the Company's Common Shares except:

                                                                       AMOUNT AND NATURE OF
NAME AND ADDRESS OF                                                   BENEFICIAL OWNERSHIP OF    PERCENT OF OUTSTANDING
BENEFICIAL OWNER OF COMMON SHARES                                        COMMON SHARES (1)          COMMON SHARES (2)
----------------------------------                                    ------------------------   -----------------------
WASSERSTEIN MANAGEMENT PARTNERS, L.P.:                                     10,195,384(3)                  30.92
     1301 Avenue of the Americas, New York, New York
     Wasserstein Perella Partners, L.P.
     Wasserstein Perella Offshore Partners, L.P.
     WPPN, L.P.
     Michael J. Biondi solely in his capacity as Voting Trustee
     Wasserstein Capital, L.P.
     (collectively referred to in this circular as "Wasserstein
     Perella" or "WP")

PRUDENTIAL FINANCIAL, INC.:                                                 2,050,275(4)                   6.22
     751 Broad Street, Newark, New Jersey
     Prudential Financial, Inc.
     Jennison Associates LLC

RICHARD L. GELFOND                                                          2,326,900(5)                   6.89
     Suite 2100, 110 E 59th Street, New York, New York


BRADLEY J. WECHSLER                                                         2,211,800(6)                   6.55
     Suite 2100, 110 E 59th Street, New York, New York


     Statements as to securities beneficially owned by the above-mentioned beneficial owners, or as to securities, over which they exercise control or direction, are based upon information obtained from such beneficial owners and from records available to the Company.

(1) Includes number of Common Shares owned at April 25, 2003 and Common Shares as to which each individual had at April 25, 2003 the right to acquire beneficial ownership through the exercise of vested options plus options that vest within 60 days of that date.

(2) Based on dividing the number of Common Shares beneficially owned by such person by 32,973,366 Common Shares outstanding as of April 25, 2003 adjusted for shares issuable through the exercise of vested options, held by such person, plus options, held by such person, that vest within 60 days of that date.

(3) Based on information contained in a Schedule 13G/A dated February 14, 2003 filed by Wasserstein Management Partners L.P.

(4) Based on information contained in a Schedule 13G/A dated February 7, 2003 filed by Prudential Financial, Inc. and information contained in a Schedule 13G dated February 14, 2003 filed by Jennison Associates LLC.

(5) Included in the amount shown are 804,000 Common Shares as to which Mr. Gelfond had the right to acquire beneficial ownership through the exercise of options.

(6) Included in the amount shown are 804,000 Common Shares as to which Mr. Wechsler had the right to acquire beneficial ownership through the exercise of options.

                    FINANCIAL STATEMENTS AND AUDITORS' REPORT

     The Board of Directors will submit to the shareholders at the Meeting the consolidated financial statements for the fiscal year ended December 31, 2002, and the Auditors' Report thereon. A copy of these financial statements and the Auditors' Report is included in the Annual Report to Shareholders, which is being mailed to the Company's shareholders together with this Proxy Circular and Proxy Statement.

           SHAREHOLDER PROPOSALS FOR THE COMPANY'S 2004 ANNUAL MEETING

     If a shareholder wishes to propose any matter for a vote by the Company's shareholders at its 2004 annual meeting, he/she must send his/her proposal to the Company's corporate office at the following address: Corporate Secretary, IMAX Corporation, 2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1. The Company may omit the proposal from next year's proxy circular and proxy statement under applicable United States securities laws if it is not received by the Company's Corporate Secretary at the address noted above by December 31, 2003 and may omit the proposal from next year's proxy circular and proxy statement under applicable Canadian corporate law if it is not received by the Company's Corporate Secretary at the address noted above by January 30, 2004.

                              ELECTION OF DIRECTORS

     The Company's articles permit the Company to have between one and 15 directors, with the actual number determined by the Board of Directors. The number of directors presently in office is eleven.

     At the Meeting, shareholders will be asked to approve the election of directors, as a group, by ordinary resolution, which requires that a majority of the votes cast at the Meeting be in favour of the resolution for the election of nominees as a group. In the absence of any instruction on the accompanying Form of Proxy, it is the intention of the persons named by management in the Form of Proxy to vote the Common Shares represented by the Form of Proxy in favour of the resolution.

     The Board of Directors is divided into three classes, each of which serves for a three year term. The Board of Directors is currently composed of Kenneth
G. Copland, J. Trevor Eyton, O.C., Michael Fuchs, Richard L. Gelfond, Garth M. Girvan, Ellis B. Jones, G. Edmund King, Murray B. Koffler, Marc A. Utay, Bradley
J. Wechsler and W. Townsend Ziebold. At the Meeting the term of Class I directors expires. The term of Class III directors expires in 2004. The term of Class II directors expires in 2005.

     In February 1999, the Company, Wasserstein Perella, Richard L. Gelfond and Bradley J. Wechsler entered into a Second Amended and Restated Shareholders' Agreement (the "Shareholders' Agreement") (see description of this agreement under "Certain Relationships And Related Transactions - Shareholders' Agreement" below). Under the Shareholders' Agreement, each of Wasserstein Perella and Messrs. Gelfond and Wechsler agreed that they are to be entitled, but not required, to designate certain individuals to be nominated for election by the shareholders as directors of the Company. When the 1999 Amended and Restated Standstill Agreement between and among WP, the Company and Messrs. Gelfond and Wechsler expired on June 30, 2001, WP's right to replace a designated director in the event of the resignation, death, disqualification under the Canada Business Corporations Act or the expiration of the term of such director terminated. Pursuant to the July 9, 2001 Standstill Agreement between the Company and each of Messrs. Gelfond and Wechsler (the "GW Standstill Agreement") (see description of this agreement under "Corporate Governance - Standstill Agreement" below), Messrs. Gelfond and Wechsler also have the right to designate a replacement for any director designated by them pursuant to the Shareholders' Agreement, and WP shall use its best efforts to cause each of the individuals designated by Messrs. Gelfond and Wechsler to be elected as a director of the Company. In connection with the election of the Class I directors, the following are nominees of the Board of Directors: Messrs. King, Ziebold and Neil S. Braun and the following is the nominee designated by Messrs. Gelfond and Wechsler: Mr. Fuchs. Of the remaining directors who continue in office: Messrs. Jones, Koffler and Utay were WP nominees and Messrs. Messrs. Copland and Girvan were nominees of Messrs. Gelfond and Wechsler.

     During the fiscal year ended December 31, 2002, the Board of Directors held 7 meetings. Committees of the Board held 11 meetings, the Audit Committee held 5 meetings, the Compensation Committee held 5 meetings and the Stock Option Committee held 1 meeting. In light of recent developments in corporate governance requirements and the disclosure thereof, the Company established a formal Governance Committee in the fall of 2002. The Governance Committee did not hold any meetings in 2002. During the fiscal year ended December 31, 2002, no director attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors; and (ii) the total number of meetings held by all committees of the board on which he served.

                              NOMINEES FOR ELECTION

     The individuals noted below are to be nominated for election to the Board of Directors of the Company in Class I.

     The following table lists certain information concerning the persons to be nominated for election to the Board of Directors of the Company in Class I and the directors whose terms continue after the Meeting.


                                                                                                       CURRENT POSITION
NOMINEES FOR ELECTION AS CLASS I DIRECTORS FOR THE TERM EXPIRING IN 2006                               WITH THE COMPANY
------------------------------------------------------------------------                               -----------------
Neil S. Braun, 50, New York, New York.                                                                          n/a
Mr. Braun has been President of Vanguard Animation Studio since late 2001.  He was the President of VastVideo Inc. prior to that and was President of iCast Corporation, a wholly owned subsidiary of CMGI, Inc. during 1999.  From 1994 to 1998, Mr. Braun was President of NBC
Television Network.  Mr. Braun also sits on the Share our Strength and Westhampton Beach
Performing Arts Center boards of directors and is a member of the University of Pennsylvania
School of Arts and Sciences Board of Overseers, all non-profit organizations.

= Michael Fuchs, 56, New York, New York.                                                                   Director
Mr. Fuchs was appointed to the Board of Directors on October 10, 2002; previously he was a director of the Company from May 1996 to June 1999. Mr. Fuchs is the Chairman and a director of
Autobytel.com and a director of Salon.com. Mr. Fuchs held the position of Chairman and Chief
Executive Officer of Home Box Office from October 1984 until November 1995. In May 1995, he also became chairman of Warner Music Group. Mr. Fuchs is also on the Board of Trustees of the
Simon Wiesenthal Center and a member of the board of the Alzheimer Association.

* G. Edmund King, 69, Toronto, Ontario.                                                                    Director
Mr. King has been Deputy Chairman and a director of Rockwater Capital Corporation (formerly
McCarvill Corporation) since January 1996. Mr. King is also a director of Falconbridge Ltd., and Afton Food Group Ltd. From June 1994 to January 1998, Mr. King was Chairman of WIC Western
International Communications. From 1988 to 1995 Mr. King was Chairman and CEO of Wood Gundy
Ltd. and of CIBC Wood Gundy Ltd. Mr. King is a director of the Canadian Association for Mental
Health and of the Canadian Cardiovascular Academy. Mr. King has been a director of the Company since June 1999 and is a Canadian citizen.

* + o W. Townsend Ziebold, 41, New York, New York.                                                         Director
Mr. Ziebold is currently President of the Venture Capital Practice of Wasserstein & Co., L.P.,
formerly the private equity arm of Wasserstein Perella Group Inc. Previously, Mr. Ziebold was a
Managing Director of Wasserstein Perella & Co., Inc. and head of its Venture Capital Practice.
Mr. Ziebold was a director of Maybelline, Inc. and Collins & Aikman Corporation and currently serves on several private company boards in the media, entertainment and Internet industries.
Mr. Ziebold has been the Non-Executive Chairman of the Board since June 2001 and has been a director of the Company since June 1999.


DIRECTORS WHO CONTINUE IN OFFICE AFTER THE MEETING                                                EXPIRY OF TERM OF OFFICE
------------------------------------------------------------------------------------------------- ------------------------
Kenneth G. Copland, 65, Toronto, Ontario.                                                                    2005
Mr. Copland is the Chairman of KGC Ltd. Mr. Copland was the Vice-Chairman of BMO Nesbitt Burns
Inc. from 1994 to May 2001. Mr. Copland is Chairman of Humber College Foundation and HC
Educational Ventures Limited. Mr. Copland is a director of the Investment Dealers Association of Canada. Mr. Copland has been a director of the Company since June 1999 and is a Canadian citizen.

o Richard L. Gelfond, 47, New York, New York.                                                                2004
Mr. Gelfond has been Co-Chairman of the Company since June 1999 and Co-Chief Executive Officer since May 1996. From March 1994 to June 1999 Mr. Gelfond served as Vice Chairman of the
Company. In addition, Mr. Gelfond serves on the board of Mainframe Entertainment, Inc. Mr.
Gelfond serves as Chairman of the Board of Trustees of the Stony Brook Foundation, Inc.,
affiliated with Stony Brook University, and is on the Board of Directors for Brookhaven Science
Associates, the management company of Brookhaven National Laboratories.  He is also a trustee and a member of the Executive Committee at the New York Historical Society.

* + : = Garth M. Girvan, 54, Toronto, Ontario.                                                               2005
Mr. Girvan is a partner of McCarthy Tetrault, Canadian counsel to the Company. Mr. Girvan is a director of Corby Distilleries Limited. Mr. Girvan has been a director of the Company since
1994 and serves as Chairman of the Audit and Compensation Committees of the Company and is a
Canadian citizen.

Ellis B. Jones, 49, Los Angeles, California.                                                                 2004
Mr. Jones has been the Chief Executive Officer of Wasserstein & Co., LP, a merchant banking and venture capital firm since January 2001. Prior to that he was a Managing Director in charge of merchant banking at Wasserstein Perella & Co., Inc. Mr. Jones serves as a director for a number of privately held companies. Mr. Ellis has been a director of the Company since June 2001.

+ Murray B. Koffler, O.C., O.Ont., 79, Toronto, Ontario.                                                     2005
Mr. Koffler founded Shoppers Drug Mart in 1968 and presently serves as its Honorary Chairman.
Mr. Koffler co-founded Four Seasons Hotels Limited and presently serves as a director. Since
1988, Mr. Koffler has been Chairman of the International Board of Directors of the Weizmann
Institute of Science in Israel. Mr. Koffler holds numerous other directorships. Mr. Koffler is an Officer of the Order of Canada. Mr. Koffler has been a director of the Company since May
1996 and is a Canadian citizen.

: = Marc A. Utay, 43, New York, New York.                                                                    2005
Mr. Utay has been a Managing Partner of Clarion Capital Partners since November 1999. Prior to joining Clarion, Mr. Utay was a Managing Director of Wasserstein Perella & Co. Inc. and a
member of Wasserstein Perella's Policy Committee. Mr. Utay was co-head of Wasserstein Perella's
Leveraged Finance, Retailing and Media, Telecommunication and Entertainment groups. Until
December 2002, Mr. Utay was also a Senior Advisor to Dresdner Kleinwort Wasserstein. Prior to
his joining Wasserstein Perella, Mr. Utay was Managing Director at Bankers Trust Company where he specialized in leveraged finance and mergers and acquisitions. Mr. Utay is a director of P &
F Industries, Inc and FONS Corp. Mr. Utay has been a director of the Company since May 1996 and serves as Chairman of the Option Committee of the Company.

Bradley J. Wechsler, 51, New York, New York.                                                                 2004
Mr. Wechsler has been Co-Chairman of the Company since March 1994 and Co-Chief Executive
Officer with Mr. Gelfond since May 1996. Mr. Wechsler serves on the boards of Mainframe
Entertainment, Inc., NYU Hospital, the Kernochan Center for Law, Media and the Arts, and the
American Museum of the Moving Image.

* Member, Audit Committee of the Company
+ Member, Compensation Committee of the Company
= Member, Governance Committee of the Company
o Member, Nominating Committee of the Company
: Member, Option Committee of the Company

     The Board of Directors recommends that you vote in favour of the election of the nominees whose names are set forth above.

     THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY INTEND TO VOTE FOR THE ELECTION OF THE NOMINEES WHOSE NAMES ARE SET FORTH ABOVE. IF ANY OF THE ABOVE NOMINEES IS FOR ANY REASON UNABLE TO SERVE AS A DIRECTOR, PROXIES IN FAVOUR OF MANAGEMENT WILL BE VOTED FOR ANOTHER NOMINEE IN THEIR DISCRETION UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT SUCH SHAREHOLDER'S SHARES ARE TO BE WITHHELD FROM VOTING ON THE ELECTION OF DIRECTORS.

     Management does not anticipate that any of the nominees for election as directors will be unable to serve as a director. Each director elected will hold office until the expiry of the term for which he has been elected or until his successor is elected or appointed, unless his office is earlier vacated. Messrs. Gelfond and Wechsler intend to vote in favour of the nominees for director put forward by the Board of Directors, pursuant to the GW Standstill Agreement (see description of this agreement under "Corporate Governance - Standstill Agreement" below), and Wasserstein Perella intends to vote in favour of the nominee designated by Messrs. Gelfond and Wechsler, pursuant to the Shareholders' Agreement (see description of this agreement under "Certain Relationships And Related Transactions - Shareholders' Agreement" below).

     Shareholders who wish to have the Board of Directors consider the nomination of any person for director at the 2004 meeting of shareholders should communicate with the Company's Corporate Secretary at the Company's corporate office.

                               EXECUTIVE OFFICERS

     The following table sets forth certain information regarding the executive officers of the Company.

Name                               Age     Position
----                               ---     --------
Richard L. Gelfond..............   47      Co-Chairman and Co-Chief Executive Officer and Director
Bradley J. Wechsler.............   51      Co-Chairman and Co-Chief Executive Officer and Director
Francis T. Joyce................   50      Chief Financial Officer
Greg Foster.....................   40      President, Filmed Entertainment
Robert D. Lister................   34      Executive Vice President, Business & Legal Affairs and General Counsel
Brian Bonnick...................   46      Senior Vice President, Technology
Brian Hall......................   40      Senior Vice President, Theatre Operations
David B. Keighley...............   55      Senior Vice President & President, David Keighley Productions 70MM Inc.
Larry O'Reilly..................   40      Senior Vice President, Theatre Development & Film Distribution
G. Mary Ruby....................   45      Deputy General Counsel, Senior Vice President, Legal Affairs
                                              and Corporate Secretary
Mary C. Sullivan................   39      Senior Vice President, Human Resources & Administration
Mark Welton.....................   39      Senior Vice President, Business Affairs
Kathryn A. Gamble...............   35      Vice President, Finance and Controller
Edward MacNeil..................   38      Vice President, Finance, Special Projects

     RICHARD L. GELFOND has been Co-Chairman of the Company since June 1999 and Co-Chief Executive Officer since May 1996. From March 1994 to June 1999 Mr. Gelfond served as Vice Chairman of the Company. In addition, Mr. Gelfond serves on the board of Mainframe Entertainment, Inc. Mr. Gelfond serves as Chairman of the Board of Trustees of the Stony Brook Foundation, Inc., affiliated with Stony Brook University, and is on the Board of Directors for Brookhaven Science Associates, the management company of Brookhaven National Laboratories. He is also a trustee and a member of the Executive Committee at the New York Historical Society.

     BRADLEY J. WECHSLER has been Co-Chairman of the Company since March 1994 and Co-Chief Executive Officer with Mr. Gelfond since May, 1996. Mr. Wechsler serves on the boards of Mainframe Entertainment, Inc., NYU Hospital, the Kernochan Center for Law, Media and the Arts, and the American Museum of the Moving Image.

     FRANCIS T. JOYCE joined the Company in March 2001 as Chief Financial Officer. Prior to joining the Company Mr. Joyce held the position of Chief Financial Officer of the Internet company theglobe.com from 1998 until his employment with the Company. From 1997 to 1998, Mr. Joyce served as Chief Financial Officer of Reed Travel Group, a division of Reed Elsevier PLC and from 1994 to 1997 served as Chief Financial Officer of the Alexander Consulting Group, a division of Alexander and Alexander Services Inc., an international professional services firm. Mr. Joyce is a member of Financial Executive International and the American Institute of Certified Public Accountants.

     GREG FOSTER joined the Company in March 2001 as President, Filmed Entertainment. Prior to joining the Company, Mr. Foster was Executive Vice-President of Production at MGM/UA. Prior to that Mr. Foster held other senior positions including Senior Vice-President of Motion Picture Marketing Research during his 15 years at MGM/UA. In 1999, Foster founded uMogul, a financial services company offering retail investors competitive market returns via mutual funds comprised of entertainment industry assets where he held the positions of Chairman, Co-founder and President of uMogul.

     ROBERT D. LISTER joined the Company as Senior Vice President, Legal Affairs and General Counsel in May 1999 and was appointed Executive Vice President, Business & Legal Affairs in May 2001. Prior to joining the Company, Mr. Lister was Vice President, General Counsel and Secretary of Clearview Cinemas, a film exhibitor, from March 1998 until his employment with the Company. Prior to that, Mr. Lister served as Associate General Counsel of Merit Behavioral Care Corporation, a behavioral healthcare company, from March 1996 through March 1998. Mr. Lister is a member of the New York State Bar Association.

     BRIAN BONNICK joined the Company in January 1999 as Vice President, Research & Development and was appointed Senior Vice President, Technology in August 2001. Prior to joining the Company, Mr. Bonnick was Vice President, Engineering and Operations for Electrohome Corporation. Prior to that Mr. Bonnick was Vice President and General Manager of TSB International Inc. a telecommunications company. Mr. Bonnick is registered as a professional engineer by the Association of Professional Engineers of Ontario.

     BRIAN HALL joined the Company in 1987 in Theatre Sales and Marketing. Mr. Hall was appointed Vice President & General Manager, Japan & Asia Pacific in 1994. Mr. Hall left the Company in 1997 to assume the position of Managing Director and CEO of Cinema Plus Ltd. He returned to the Company in July 2000 as Senior Vice President, Theatre Operations.

     DAVID B. KEIGHLEY has been a Senior Vice President of the Company since July 1997 and is President of David Keighley Productions 70MM Inc., a subsidiary of the Company. From January 1995 to July 1997, Mr. Keighley was a Vice President of the Company. He is responsible for motion picture and digital post-production and image quality assurance for 15/70-format films.

     LARRY O'REILLY joined the Company in March 1994 as the Sales Manager, Film Distribution and was appointed Senior Vice President, Theatre Development & Film Distribution in January 2002. Mr. O'Reilly has held various positions within the Company including Manager, Business Development: Film; Director, Strategic Partnerships; Director, Commercial Marketing: The Americas and Vice President, Sales, The Americas.

     G. MARY RUBY joined the Company in October 1987 as Associate General Counsel and was appointed Senior Vice President, Legal Affairs in July 2001. Ms. Ruby was General Counsel from February 1989 to February 1997. Ms. Ruby is Deputy General Counsel and acts as Corporate Secretary to the Board of Directors. Ms. Ruby is a member of the Ontario Bar Association.

     MARY C. SULLIVAN joined the Company in January 1996 as Director, Human Resources and was appointed Vice President, Human Resources and Administration in 1998 and Senior Vice President, Human Resources and Administration in January 2000. Prior to joining the Company, Ms. Sullivan was Director, Human Resources of Central Park Lodges. Ms. Sullivan is a director of the Women's Legal Education and Action Fund Foundation.

     MARK WELTON joined the Company in July 1997 as Director, Business Affairs and was appointed Senior Vice President, Business Affairs in September 2001. Previous to that Mr. Welton was Vice President, Business Affairs, a position he held since January 2000. Prior to joining the Company Mr. Welton was an Associate Lawyer at Stikeman, Elliot from 1994 until his employment with the Company.

     KATHRYN A. GAMBLE joined the Company in July 2001 as Vice President, Finance and Controller. Ms. Gamble served as Vice President, Finance and Chief Financial Officer of the Internet company Healthyconnect.com Inc. from 2000 until her employment with the Company. From 1996 to 2000, Ms. Gamble served as Vice President and Chief Financial Officer of Med-Emerg International Inc. a healthcare company. Ms. Gamble is a member of the Canadian Institute of Chartered Accountants.

     EDWARD MACNEIL joined the Company in April 1994 as Director, Taxation & Treasury and was appointed Vice President, Finance, Special Projects in September 2001. From October 1999 to August 2001, Mr. MacNeil held the position of Director and Senior Vice President, Digital Projection Limited, a former subsidiary of the Company. Prior to joining the Company Mr. MacNeil was a Taxation Manager at PricewaterhouseCoopers LLP. Mr. MacNeil is a member of the Canadian Institute of Chartered Accountants.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of the Company's Common Shares as of April 25, 2003 or as otherwise indicated in the notes below, including (i) all persons to be nominated for election to the Board of Directors, individually; (ii) all directors and the Named Executive Officers, individually, and (iii) all directors and executive officers as a group.

                                                                             AMOUNT AND NATURE OF     PERCENT OF OUTSTANDING
                                                                           BENEFICIAL OWNERSHIP OF       COMMON SHARES (2)
NAME OF BENEFICIAL OWNER OF COMMON SHARES                                     COMMON SHARES (1)
-----------------------------------------                                  ------------------------   -----------------------
RICHARD L. GELFOND                                                             2,326,900(3)                         6.89
BRADLEY J. WECHSLER                                                            2,211,800(4)                         6.55
KENNETH G. COPLAND                                                                47,467(5)                            *
NEIL S. BRAUN - DIRECTOR NOMINEE                                                     Nil                             n/a
J. TREVOR EYTON                                                                   25,934(6)                            *
MICHAEL FUCHS                                                                     21,741(7)                            *
GARTH M. GIRVAN                                                                   71,636(8)                            *
ELLIS B. JONES                                                                    27,533(9)                            *
G. EDMUND KING                                                                    37,467(5)                            *
MURRAY B. KOFFLER                                                                 40,200(10)                           *
MARC A. UTAY                                                                     435,738(11)                        1.31
W. TOWNSEND ZIEBOLD                                                               72,467(5)                            *
GREG FOSTER                                                                      153,833(12)                           *
FRANCIS T. JOYCE                                                                  66,666(13)                           *
ROBERT D. LISTER                                                                  86,333(14)                           *
DAVID B. KEIGHLEY                                                                127,500(15)                           *
ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP (23 PERSONS)                   5,970,716(16)                       16.74

     * less than 1%

     Statements as to securities beneficially owned by directors and by executive officers, or as to securities over which they exercise control or direction, are based upon information obtained from such directors and executive officers and from records available to the Company.

(1) Includes number of Common Shares owned at April 25, 2003 and Common Shares as to which each individual had at April 25, 2003 the right to acquire beneficial ownership through the exercise of vested options plus options that vest within 60 days of that date.

(2) Based on dividing the number of Common Shares beneficially owned by such person by 32,973,366 Common Shares outstanding as of April 25, 2003 adjusted for shares issuable through the exercise of vested options, held by such person, plus options, held by such person, that vest within 60 days of that date.

(3) Included in the amount shown are 804,000 Common Shares which Mr. Gelfond had the right to acquire beneficial ownership through the exercise of options.

(4) Included in the amount shown are 804,000 Common Shares which Mr. Wechsler had the right to acquire beneficial ownership through the exercise of options.

(5) Included in the amount shown are 37,467 Common Shares which Messrs. Copland, King and Ziebold had the right to acquire beneficial ownership through the exercise of options.

(6) Included in the amount shown are 25,934 Common Shares which Mr. Eyton had the right to acquire beneficial ownership through the exercise of options.

(7) Included in the amount shown are 21,741 Common Shares which Mr. Fuchs had the right to acquire beneficial ownership through the exercise of options.

(8) Included in the amount shown are 45,738 Common Shares which Mr. Girvan had the right to acquire beneficial ownership through the exercise of options.

(9) Included in the amount shown are 27,533 Common Shares which Mr. Jones had the right to acquire beneficial ownership through the exercise of options.

(10) Included in the amount shown are 36,000 Common Shares which Mr. Koffler had the right to acquire beneficial ownership through the exercise of options.

(11) Included in the amount shown are 195,738 Common Shares which Mr. Utay had the right to acquire beneficial ownership through the exercise of options.

(12) Included in the amount shown are 150,833 Common Shares which Mr. Foster had the right to acquire beneficial ownership through the exercise of options.

(13) Included in the amount shown are 66,666 Common Shares which Mr. Joyce had the right to acquire beneficial ownership through the exercise of options.

(14) Included in the amount shown are 83,333 Common Shares which Mr. Lister had the right to acquire beneficial ownership through the exercise of options.

(15) Included in the amount shown are 117,500 Common Shares which Mr. Keighley had the right to acquire beneficial ownership through the exercise of options.

(16) Included in the amount shown are 2,701,916 Common Shares as to which all directors and executive officers as a group had the right to acquire beneficial ownership through the exercise of options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "Commission"). The Reporting Persons are also required by the Exchange Act to furnish the Company with copies of all Section 16(a) reports they file.


     Based solely upon review of Forms 3 and 4 (and amendments thereto) received from or written representations by the Reporting Persons, in respect of the fiscal year ended December 31, 2002, the Company believes that an initial report on Form 3 may not have been timely filed for Wasserstein Management Partners, L.P. and for each of the following Reporting Persons: Messrs. Copland, Eyton, Fuchs, Gelfond, Girvan, Jones, King, Koffler, Utay, Wechsler Ziebold, Foster, Joyce, Lister, Bonnick, Hall, Keighley, O'Reilly, Ms. Ruby and Sullivan, Mr. Welton, Ms. Gamble, and Mr. MacNeil. Messrs. Copland, Jones, King, and Ziebold filed a late Form 4 relating to one grant of options. Mr. Utay filed a late Form 4 relating to two grants of options. These required forms were not filed pending the Company's most recent review of its continued status as a foreign private issuer under applicable Commission regulations and its ultimate determination that this designation was no longer applicable.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth, for the periods indicated, the compensation paid or granted by the Company to the individuals who served during 2002 as Chief Executive Officers and the four most highly compensated executive officers of the Company, other than the Chief Executive Officers, who were serving as executive officers at December 31, 2002 (collectively, the "Named Executive Officers").


                                                    ANNUAL COMPENSATION                LONG-TERM COMPENSATION
                                         ------------------------------------------- --------------------------
                                                                        OTHER                        SECURITIES
  NAME AND PRINCIPAL                                                    ANNUAL        RESTRICTED     UNDERLYING      ALL OTHER
  POSITION OF                 YEAR ENDED    SALARY    BONUS(1)       COMPENSATION(2) STOCK AWARDS      OPTIONS     COMPENSATION(3)
  NAMED EXECUTIVE OFFICER     DECEMBER 31    ($)         ($)              ($)            ($)             (#)            ($)
  -----------------------     -----------   ------    --------       --------------- ------------    ----------    ---------------
  Richard L. Gelfond             2002      500,000      750,000            --               --         700,000(4)        4,077(5)
  Co-Chairman and Co-Chief       2001      500,000      125,000            --        1,305,000(6)                        1,898
  Executive Officer              2000      500,000           --            --               --         800,000(7)        7,975

  Bradley J. Wechsler            2002      500,000      750,000            --               --         700,000(4)        4,077(5)
  Co-Chairman and Co-Chief       2001      500,000      125,000            --        1,305,000(6)                        1,898
  Executive Officer              2000      500,000           --            --               --         800,000(7)        7,975

  Greg Foster                    2002      370,288      250,000            --               --         200,000(8)          292(9)
  President, Filmed              2001      286,057      175,000(10)        --               --          75,000(11)         176
  Entertainment                  2000           --           --            --               --              --              --

  Francis T. Joyce               2002      275,000       84,219            --               --              --           3,692(12)
  Chief Financial Officer        2001      174,794       75,000            --               --         100,000(11)         238
                                 2000           --           --            --               --              --              --

  Robert D. Lister               2002      240,000       90,000            --               --          40,000           3,692(12)
  Executive Vice President,      2001      230,685      157,500(13)        --               --          60,000           3,638
  Business and Legal Affairs     2000      215,000       27,735            --               --          40,000(14)       2,845
  & General Counsel

  David B. Keighley              2002      264,137(15)  209,250            --               --              --           3,692(12)
  Senior Vice President and      2001      251,559      122,853            --               --          50,000           3,759
  President, David Keighley      2000      239,580      288,421            --               --          15,000           8,119
  Productions 70MM Inc.

(1) These amounts are paid under annual incentive arrangements that the Company has with each of the Named Executive Officers, as detailed under "Employment Contracts".

(2) The value of perquisites and other personal benefits for each Named Executive Officer does not exceed the lesser of $50,000 and 10% of his annual salary and bonus.

(3) These amounts reflect (i) the payment by the Company of life insurance premiums on the lives of the Named Executive Officers, and (ii) contributions to the Company's defined contribution pension plans.

(4) The Named Executive Officer received a grant of 100,000 options to purchase Common Shares in accordance with the Stock Option Plan with respect of the bonus for 2001 and a grant of 600,000 options to purchase Common Shares in accordance with the Stock Option Plan in accordance with his employment agreement as detailed under "Employment Contracts".

(5) This amount reflects the payment of $292.80 by the Company of life insurance premiums on the life of the Named Executive Officer, and (ii) contributions of $3,784.59 to the Company's defined contribution pension plans.

(6) This amount represents the dollar value of 500,000 Common Shares, which were issued to the Named Executive Officer on April 3, 2001, of which 325,00 Common Shares were issued in exchange for the surrender by the Named Executive Officer of 1,300,000 previously granted options, in accordance with his employment agreement as detailed under "Employment Contracts".

(7) These options, together with 500,000 other options were surrendered to the Company by the Named Executive Officer on April 3, 2001.

(8) 175,000 of these options were granted in accordance with the Stock Option Plan to the Named Executive Officer, in accordance with his employment agreement, as detailed under "Employment Contracts".

(9) This amount reflects the payment of $292.80 by the Company of life insurance premiums on the life of the Named Executive Officer.

(10) This amount also includes payment of $25,000 with respect of the Named Executive Officer's signing bonus in accordance with his employment agreement as detailed under "Employment Contracts".

(11) These options were granted in accordance with the Stock Option Plan to the Named Executive Officer, in accordance with his employment agreement as detailed under "Employment Contracts".

(12) This amount reflects (i) the payment of $292.80 by the Company of life insurance premiums on the life of the Named Executive Officer, and (ii) contributions of $3,400 to the Company's defined contribution pension plans.

(13) This amount also includes payment of $107,500 with respect of the Named Executive Officer's retention bonus.

(14) The Named Executive Officer's employment agreement, as detailed under "Employment Contracts", required the Company to issue a minimum of 15,000 options to purchase Common Shares, in accordance with the Stock Option Plan, in 2002.

(15) This amount also includes $5,958 paid in 2003, with respect of the Named Executive Officer's salary earned in 2002.

OPTIONS GRANTED

     The following table sets forth information relating to individual grants of options to purchase Common Shares of the Company to Named Executive Officers under the Stock Option Plan during the fiscal year ended December 31, 2002 in respect of services rendered or to be rendered to the Company.


                                       INDIVIDUAL GRANTS
--------------------------------------------------------------------------------------------
                                                                                                   POTENTIAL REALIZABLE VALUE
                            NUMBER OF      % OF TOTAL                                                 AT ASSUMED ANNUAL RATES
                           SECURITIES        OPTIONS                                                OF STOCK PRICE APPRECIATION
                           UNDERLYING      GRANTED TO                                                     FOR OPTION TERM
                             OPTIONS      PARTICIPANTS    EXERCISE PRICE                           -----------------------------
           NAME            GRANTED(#)    IN FISCAL YEAR       ($/SH)          EXPIRATION DATE          5% ($)          10% ($)
           ----            ----------    --------------   --------------      ---------------      -----------------------------
    Richard L. Gelfond      100,000 (1)        4.5           3.51              Feb 28, 2009            217,000          436,000
                            532,000 (2)       23.9           4.85              April 23, 2012          920,360        2,995,160
                             68,000 (3)        3.0           7.00              June 5, 2012                Nil          236,640

    Bradley J. Wechsler     100,000 (1)        4.5           3.51              Feb 28, 2009            217,000          436,000
                            532,000 (2)       23.9           4.85              April 23, 2012          920,360        2,995,160
                             68,000 (3)        3.0           7.00              June 5, 2012                Nil          236,640

    Greg Foster              25,000 (4)        1.1           2.99              Feb. 11, 2009            67,250          122,000
                             75,000 (5)        3.4           3.98              March 19, 2009          127,500          291,750
                            100,000 (6)        4.5           4.83              Sept. 6, 2009            85,000          304,000

    Francis T. Joyce            Nil            n/a            n/a              n/a                         Nil              Nil

    Robert D. Lister         25,000 (7)        1.1           2.99              Feb. 11, 2009            67,250          122,000
                             15,000 (8)        0.7           4.15              Aug. 15, 2009            22,950           55,800

    David B. Keighley           Nil            n/a            n/a              n/a                         Nil              Nil


(1) These options were granted with respect of the bonus for 2001 and entitle the Named Executive Officer to purchase one common share for each option. The market value of the Common Shares underlying the options was equal to the exercise price on the date of the grant. These options vested on February 28, 2002.

(2) These options were granted pursuant to the Named Executive Officer's employment agreement and entitle the Named Executive Officer to purchase one common share for each option. The market value of the Common Shares underlying the options was equal to the exercise price on the date of the grant. 266,000 of these options vested on July 1, 2002 and 266,000 vest on July 1, 2003, pursuant to such employment agreement.

(3) These options were granted pursuant to the Named Executive Officer's employment agreement and entitle the Named Executive Officer to purchase one common share for each option. The market value of the Common Shares underlying the options was equal to the exercise price on the date of the grant. These options vest on July 1, 2004 pursuant to such employment agreement.

(4) These options entitle the Named Executive Officer to purchase one common share for each option. The market value of the Common Shares underlying the options was equal to the exercise price on the date of the grant. 8,333 of these options vest on each of February 11, 2003 and February 11, 2004 and 8,334 vest on February 11, 2005.

(5) These options were granted pursuant to the Named Executive Officer's employment agreement and entitle the Named Executive Officer to purchase one common share for each option. The market value of the Common Shares underlying the options was equal to the exercise price on the date of the grant. These options vested on March 19, 2003 pursuant to such employment agreement.

(6) These options were granted pursuant to the Named Executive Officer's employment agreement and entitle the Named Executive Officer to purchase one common share for each option. The market value of the Common Shares underlying the options was equal to the exercise price on the date of the grant. 50% of these options vest on September 6, 2004 and 50% vest on September 6, 2005 pursuant to such employment agreement.

(7) These options entitle the Named Executive Officer to purchase one common share for each option. The market value of the Common Shares underlying the options was equal to the exercise price on the date of the grant. 8,333 of these options vest on each of February 11, 2003 and February 11, 2004 and 8,334 vest on February 11, 2005.

(8) These options entitle the Named Executive Officer to purchase one common share for each option. The market value of the Common Shares underlying the options was equal to the exercise price on the date of the grant. 5,000 of these options vest on each of August 15, 2003, August 15, 2004 and August 15, 2005.

AGGREGATED OPTION EXERCISES IN 2002 AND YEAR-END OPTION VALUES

     The following table sets forth information relating to options exercised during the fiscal year ended December 31, 2002 and the year-end option values for the Named Executive Officers.

                                                                  NUMBER OF SECURITIES
                                                                 UNDERLYING UNEXERCISED
                                                                       OPTIONS AT                  VALUE OF UNEXERCISED
                               SECURITIES                            FISCAL YEAR-END               IN-THE-MONEY OPTIONS
                                ACQUIRED           VALUE              EXERCISABLE/                  AT FISCAL YEAR-END
                               ON EXERCISE       REALIZED             UNEXERCISABLE             EXERCISABLE/UNEXERCISABLE
               NAME                (#)              ($)                    (#)                            ($)(1)
               ----            -----------       --------        -----------------------         ------------------------
      Richard L. Gelfond           Nil              Nil             804,000 / 334,000                  53,000 / Nil
      Bradley J. Wechsler          Nil              Nil             804,000 / 334,000                  53,000 / Nil
      Greg Foster                7,500           30,390              67,000 / 200,000                  42,525 / 30,750
      Francis T. Joyce             Nil              Nil              33,333 / 66,667                   43,000 / 86,000
      Robert D. Lister             Nil              Nil              47,000 / 128,000                  10,000 / 76,250
      David B. Keighley            Nil              Nil             100,833 / 59,667                    8,333 / 41,667

(1) Calculated based on the December 31, 2002 closing price of the Common Shares on NASDAQ of $4.04.

PENSION PLANS

     The Company maintains defined contribution employee pension plans for its employees, including its executive officers. The Company makes contributions to these plans on behalf of employees in an amount up to 5% of their base salary subject to certain prescribed maximums. During the fiscal year ended December 31, 2002, the Company contributed an aggregate of $17,769 the Company's defined contribution employee pension plan qualified under Section 401(k) of the U.S. Internal Revenue Code on behalf of Messrs. Gelfond, Wechsler, Foster, Joyce, Lister and Keighley.

     On July 12, 2000, the Company established a defined benefit pension plan covering its two Co-Chief Executive Officers. The plan provides for a lifetime retirement benefit from age 55 determined as 75% of the member's best average 60 consecutive months of earnings during the 120 months preceding retirement. Once benefit payments begin, the benefit is indexed annually to the cost of living and further provides for 100% continuance for life to the surviving spouse. The benefits were 50% vested as of July 12, 2000, the plan initiation date. The vesting percentage increases on a straight-line basis from inception until age
55. The vesting percentage of a member whose employment terminates other than by voluntary retirement shall be 100%. Also, upon the occurrence of a change in control of the Company prior to termination of a member's employment, the vesting percentage shall become 100%. The Company currently estimates that the annual benefits upon retirement at normal retirement age (as defined in the plan) will be approximately $0.9 million for each of the Co-Chief Executive Officers. The Company intends to use the proceeds of life insurance policies which were taken out contemporaneously with the establishment of the plan to satisfy, in whole or in part, benefits due and payable under the plan.

EMPLOYMENT CONTRACTS

     On November 3, 1998 the Company entered into renewal employment agreements (the "1998 Agreements") with each of Messrs. Gelfond and Wechsler ("the Executives") with effect from July 1, 1998 for a three-year term. Under the 1998 Agreements, each of the Executives is to perform such services with respect to the Company's business as may be reasonably requested from time to time by the Board of Directors and which are consistent with his position as Co-Chief Executive Officer. In addition, the Company is to use its best efforts to cause the Executives to be elected to the Board of Directors. In addition, a provision contained in their original employment agreements, dated March 1, 1994, was continued, whereby each of the Executives is also entitled to receive, upon a sale of the Company or the exercise after March 1, 1999 by the Executives of their rights to require the Company to take action to liquidate their Common Shares under a shareholders' agreement among Wasserstein Perella Partners, L.P., Mr. Gelfond, Mr. Wechsler and certain other investors dated as of June 16, 1994, a cash bonus in an amount equal to the product of (a) 0.375% and (b) the amount by which the sale or liquidation transaction imputes an equity value in excess of Cdn. $150,000,000 to the Common Shares originally issued by the Company (on a fully diluted basis but excluding the Common Shares issued upon the conversion of the Class B convertible preferred shares of the Company formerly outstanding which were converted into Common Shares on June 16, 1994 and the Common Shares issuable upon the exercise of warrants owned by each of Messrs. Gelfond and Wechsler). Under the 1998 Agreements, the Company is to equalize the Executives to the taxes which each of the Executives would have paid had he earned his employment compensation and paid taxes thereon solely in the United States. The employment agreements also contain non-competition provisions.

     On July 12, 2000, the Company entered into amendments to the employment agreements of the Executives (the "2000 Amendments"). Under the 2000 Amendments, the last year of the Executives' employment term under the 1998 Agreements was cancelled, and the Executives' employment terms were extended for three additional years, with the new term running from July 12, 2000 through June 30, 2003, with the same cash compensation as had been agreed to in the 1998 Agreements. Because no change of control of the Company was effected by the end of 2000, however, the extension of the Executives' employment terms was nullified, and the term of the 1998 Agreement was reinstated. Pursuant to the 2000 Amendments, the Executives were each granted 800,000 options to purchase Common Shares in accordance with the Stock Option Plan, which options expire on July 12, 2010, as well as 180,000 restricted shares which, in the event that regulatory or shareholder approval is not obtained, are deemed phantom stock. The options and restricted shares, or phantom stock equivalent, became fully vested on June 30, 2001. Under the 2000 Amendments, the Company agreed to create a defined benefit plan, to provide retirement benefits for the Executives (see description of this plan under "Pension Plans" above). The 2000 Amendments further provide for the extension of the Executives' non-competition covenants to four years beyond termination of employment and for the agreement by the Executives to consult with the Company for three years following the end of their employment with the Company.

     On April 3, 2001, the Company entered into amendments to the employment agreements of the Executives (the "2001 Amendments"). Under the 2001 Amendments, the Executives' employment terms were each extended for one additional year, with the new term running through June 30, 2002. The 2001 Amendments also provide that each of the Executives can receive a bonus for 2001 and the period December 31, 2001 through June 30, 2002 of $500,000 and $250,000, respectively, adjusted by a multiple of zero to two times, tied to the performance of the Company and certain qualitative and quantitative measures determined by the Board of Directors. Pursuant to the 2001 Amendments, each of the Executives received restricted stock grants of 500,000 Common Shares, 325,000 of which were granted in exchange for the surrender by each of the Executives of 1,300,000 previously granted options on April 3, 2001. The restrictive covenants, including non-competition provisions, of the Executives' existing employment agreements, as well as other provisions not modified by the 2001 Amendments, remain in force.

     On April 23, 2002, the Company entered into amendments to the employment agreements of the Executives (the "2002 Amendments"). Under the 2002 Amendments, the Executives' employment terms were each extended for two additional years, with the new term running through June 30, 2004. The 2002 Amendments also provide that each of the Executives will be considered for a bonus payable in 2003 and 2004 based upon performance to December 31, 2002 and December 31, 2003, respectively, and for a further bonus payable on a pro rata basis for the period from December 31, 2003 to June 30, 2004. Pursuant to the 2002 Amendments, on April 23, 2002 the Executives were each granted 532,000 options to purchase Common Shares in accordance with the Stock Option Plan, 50% of which were to vest on each of July 1, 2002 and July 1, 2003. These options expire on April 23, 2012. The Executives were also each granted 68,000 options to purchase Common Shares in accordance with the Stock Option Plan on June 5, 2002, which options are to vest on July 1, 2004. These options expire on June 5, 2012. The restrictive covenants, including non-competition provisions, of the Executives' existing employment agreements, as well as other provisions not modified by the 2002 Amendments, remain in force.

     The Company and Greg Foster entered into an employment agreement on March 9, 2001. The agreement was for a two-year term. Under this agreement, Mr. Foster is to receive an annual base salary of $350,000 for the year ended March 9, 2002 and $375,000 for the year ended March 9, 2003. The agreement further provides that Mr. Foster is entitled to receive a minimum annual bonus of $150,000 for the first year of the term and a minimum annual bonus of $175,000 for the second year of the term, as well as a discretionary bonus based on a percentage of base salary. Pursuant to the agreement, Mr. Foster was paid a signing bonus of $25,000. Under the agreement, Mr. Foster was granted 75,000 options to purchase Common Shares in accordance with the Stock Option Plan on March 19, 2001. These options expire on March 19, 2011. Mr. Foster also received an additional grant of 75,000 options to purchase Common Shares in accordance with the Stock Option Plan on March 9, 2002. These options expire on March 19, 2009. Mr. Foster has agreed to restrictive covenants, including confidentiality and non-competition covenants. The agreement provides that the employment of Mr. Foster may be terminated at any time for cause or without cause. If Mr. Foster's employment is terminated without cause prior to the end of the employment term, the Company must continue to pay Mr. Foster his annual base salary and benefits for the greater of the remainder of his employment term and six months, subject to mitigation by Mr. Foster.

     On August 8, 2002, the Company entered into an amendment to the employment agreement with Mr. Foster, under which, Mr. Foster's employment term was extended to March 18, 2005. Under the amended agreement, Mr. Foster is to receive an annual salary of $400,000, and effective March 19, 2004, will receive an annual salary of $425,000. The amendment further provides that Mr. Foster is entitled to receive a minimum annual bonus of $200,000 for the third year of the employment term, and a minimum annual bonus of $100,000 in respect of the fourth year of the employment term, in the event the agreement is not renewed. Pursuant to the amendment, Mr. Foster was granted 100,000 options to purchase Common Shares in accordance with the Stock Option Plan on September 6, 2002, which options shall vest as to 50% on each of September 6, 2004 and September 6, 2005 and expire on September 6, 2009. The amendment also provides for Mr. Foster to receive a grant of 50,000 options to purchase Common Shares in accordance with the Stock Option Plan on March 18, 2003, which options shall vest subject to certain performance criteria and expire on March 18, 2010. The restrictive covenants, including confidentiality and non-competition provisions, of Mr. Foster's existing employment agreement, remain in force.

     The Company and Francis T. Joyce entered into an employment agreement on May 9, 2001. The agreement was for a two-year term. Under this agreement, Mr. Joyce is to receive an annual base salary of $275,000, subject to annual review. The agreement further provides that Mr. Joyce is entitled to receive a minimum annual bonus in respect of 2001 of $75,000 as well as a discretionary bonus based on a percentage of base salary throughout the employment term. Pursuant to the agreement, Mr. Joyce was granted 100,000 options to purchase Common Shares in accordance with the Stock Option Plan on May 15, 2001, which options shall vest as to 33,333 on each of May 15, 2002 and May 15, 2003 and 33,334 on May 15, 2004. These options expire on May 15, 2008. Mr. Joyce has agreed to restrictive covenants, including confidentiality and non-competition covenants. The agreement provides that the employment of Mr. Joyce may be terminated at any time for cause or without cause. If Mr. Joyce's employment is terminated without cause prior to the end of the employment term, the Company must continue to pay Mr. Joyce his annual salary, pro-rata bonus and benefits for a minimum of twelve months, subject to mitigation if Mr. Joyce obtains other employment. The Company has agreed to renew Mr. Joyce's employment agreement beyond May 2003 on terms to be finalized.

     The Company and Robert D. Lister entered into an employment agreement on May 17, 1999. The agreement was for a two-year term. Under this agreement, Mr. Lister is to receive an annual base salary of $200,000, subject to annual review. The agreement further provides that in respect of 1999, Mr. Lister is entitled to receive a minimum annual bonus of $38,100 as well as a discretionary bonus based on a percentage of base salary. Pursuant to the agreement, Mr. Lister was granted 25,000 options to purchase Common Shares in accordance with the Stock Option Plan on May 19, 1999, which options vest as to 20% on each of the first five anniversary dates of the grant date and expire on May 19, 2009. The agreement also provided for a minimum grant of 15,000 options to purchase Common Shares in accordance with the Stock Option Plan on May 19, 2000. Mr. Lister has agreed to restrictive covenants, including confidentiality and non-competition covenants. The agreement provides that the employment of Mr. Lister may be terminated at any time for cause or without cause. If Mr. Lister's employment is terminated without cause prior to the end of the employment term, or his agreement is not renewed, the Company must continue to pay Mr. Lister his annual salary, target bonus and benefits for the greater of the remainder of his employment term and six months, subject to mitigation by Mr. Lister.

     On April 4, 2001, the Company entered into an amendment to the employment agreement with Mr. Lister, under which, Mr. Lister's employment term was extended until December 31, 2003. The amendment provided for an annual salary of $240,000, subject to an annual review. The amendment also provided that if Mr. Lister's employment is terminated without cause prior to the end of the employment term, or his agreement is not renewed, the Company must continue to pay Mr. Lister his annual salary, target bonus and benefits for the greater of the remainder of his employment term and twelve months, subject to mitigation by Mr. Lister. The restrictive covenants, including confidentiality and non-competition provisions, of Mr. Lister's existing employment agreement, remain in force.

     The Company, David Keighley Productions 70 MM Inc. (formerly David Keighley Productions and 70MM Inc.) ("DKP/70MM"), a wholly owned subsidiary of the Company and David B. Keighley entered into an employment agreement on July 15, 1997. The agreement was for a five-year term. Under this agreement, Mr. Keighley is to receive an annual base salary of $212,405 in the year ended July 15, 1998 and will receive an annual base salary of 105% of the previous year's base salary in each of the next four years during the term of the agreement. Mr. Keighley is entitled to receive an annual bonus of one-third of his annual base salary if DKP/70MM meets its pre-tax profit threshold as provided in the agreement. Mr. Keighley is also entitled to receive a further profit-based bonus of 10% of any excess of DKP/70MM audited profit before taxes over DKP/70MM's enumerated pre-tax profit threshold. Under the agreement, Mr. Keighley has given restrictive covenants including confidentiality and non-competition covenants. The agreement provides that the employment of Mr. Keighley may be terminated at any time for cause or without cause. If Mr. Keighley's employment is terminated without cause prior to the end of the employment term, DKP/70MM must continue to pay Mr. Keighley his annual base salary for the remainder of his employment term, subject to mitigation by Mr. Keighley. The Company has agreed to renew Mr. Keighley's employment agreement beyond July 2002 on terms to be finalized.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2002, three members of the Board of Directors served as members of the Compensation Committee: Messrs. Girvan, Koffler and Ziebold.

     The law firm of McCarthy Tetrault, of which Mr. Girvan is a senior partner, provided legal services to the Company on several matters in 2002 and is expected to provide legal services in 2003.

     No executive officers of the Company serves on the board of directors or compensation committee of any other entity that has or has had one or more of its executive officers serving as a member of the Company's Board of Directors.

                        REPORT ON EXECUTIVE COMPENSATION

COMPOSITION OF COMPENSATION COMMITTEE

     The Board of Directors constituted a Compensation Committee in November 1996. The members of the Compensation Committee are Messrs. Girvan, Koffler and Ziebold. As the Compensation Committee did not participate in executive compensation decisions in respect of 2002, other than the compensation of Messrs. Gelfond and Wechsler, the compensation of the Company's employees was established through guidelines set by the Board of Directors.

     Compensation for all of the Company's employees, including its Named Executive Officers, is based on each employee's job responsibilities and on his or her individual performance over time. The Company's executive compensation program has three principal components: base salary, annual variable incentive compensation and stock options. The Company believes these components collectively provide a fair and competitive pay package and an appropriate relationship between an executive's compensation, the executive's performance and the Company's performance.

BASE SALARY

     A salary range is established for each salaried position in the Company, including each Named Executive Officer position other than the Executives. The midpoint of each salary range is generally equal to the average salary of equivalent positions at other comparable companies. Each executive officer's base salary is determined by reviewing his or her sustained job performance over time, based on individual performance and performance of the business or staff unit over which the executive officer exercises responsibility. Business or staff unit performance is assessed on return on total capital, achievement of sales or production targets, effectiveness of cost-containment measures, progress toward implementation of process improvements and other factors relevant to each executive officer's position. The relative weight attributed to each factor, with respect to each executive officer, is an inherently subjective judgement.

ANNUAL INCENTIVE COMPENSATION

     Certain employees of the Company, including most of its executive officers other than the Co-Chief Executive Officers, receive a portion of their annual compensation in the form of bonuses under the Management Incentive Plan. Bonuses are awarded under this plan provided annual operating objectives targets are achieved by the Company and provided that personal performance standards are achieved by the participating employees. An aggregate of $1,293,204 has been paid to all employees participating in this plan in respect of 2002.

STOCK OPTIONS

     The Company's long-term incentive compensation for executive officers and other key managers is provided through grants of stock options. The Company has a stock option plan (the "Stock Option Plan") under which the Company may grant options to officers, employees, consultants and eligible directors ("Participants") to purchase Common Shares on terms that may be determined, within the limitations of the Stock Option Plan. The Stock Option Plan has received shareholder approval and is administered by the Option Committee of the Board of Directors. The number of stock options granted is determined by a competitive compensation analysis and is based on each individual's salary range and responsibility.

     All grants pursuant to the Stock Option Plan are made with an exercise price equal to the fair market value of the Company's Common Shares on the date of grant. An option will be exercisable for a maximum period of 10 years from the date of grant, subject to earlier termination if the Participant's employment, consulting arrangement or term of office with the Company terminates. The Board of Directors determines vesting requirements. If a Participant's employment, consulting arrangement or term of office with the Company terminates for any reason, any options which have not vested will generally be surrendered for cancellation without any consideration being paid therefor. If the Participant's employment, consulting arrangement or term of office is terminated without cause or by reason of such Participant's resignation, death or permanent disability, the Participant (or the Participant's estate) will generally be entitled to exercise the Participant's vested options for a period thereafter. If the Participant's employment, consulting arrangement or term of office is terminated for cause, such Participant's vested options will be surrendered for cancellation without any consideration being paid therefor. If the Participant is a party to an employment agreement with the Company or any of its subsidiaries and breaches any of the restrictive covenants in such agreement, such Participant will be required to surrender all unexercised options for cancellation without any consideration being paid therefor and will be obligated to pay to the Company an amount equal to the aggregate profit realized by such Participant with respect to any prior option exercises. Options to purchase 5,640,898 Common Shares have been granted and are outstanding under the Stock Option Plan as of December 31, 2002. Of those outstanding options, 31.6%, or 1,783,472 options, have exercise prices above $20 per option. Under the terms of the Stock Option Plan, the maximum number of Common Shares that the Company may issue under options is 8,340.798 Common Shares as of December 31, 2002. In 2002, 1,155,581 options were cancelled by or forfeited to the Company. During 2002, stock options were granted to certain of the Company's executive officers and other Stock Option Plan Participants. Certain Named Executive Officers received options to purchase Common Shares of the Company, as detailed in the Option Grants Table above. In determining the number of options to grant to the Named Executive Officers, consideration was given to information about stock option grants to executive officers in comparable companies and the number of options granted to other executive officers.

COMPENSATION OF CO-CHIEF EXECUTIVE OFFICERS

     The Compensation Committee of the Board of Directors was constituted in November 1996 to make recommendations to the Board of Directors regarding the compensation of the Co-Chief Executive Officers, Messrs. Gelfond and Wechsler. The pay-for-performance philosophy of the Company's executive compensation program applies equally to the Co-Chief Executive Officers. The compensation of the Co-Chief Executive Officers was recommended by the Compensation Committee and approved by the Board of Directors after careful assessment of their personal contributions to the performance of the Company. The assessment of the Co-Chief Executive Officers' performance was based on a number of quantitative and qualitative factors, which included corporate financial results and strategic planning.

     The foregoing Report on Executive Compensation, dated April 30, 2003, has been furnished by G.M. Girvan, M.B. Koffler and W.T. Ziebold, as members of the Compensation Committee and by K.G. Copland, J.T. Eyton, M. Fuchs, G.M. Girvan, E.B. Jones, G.E. King, M.B. Koffler, M.A. Utay and W.T. Ziebold, as members of the Board of Directors.

PERFORMANCE GRAPH

     The following graph compares the total cumulative shareholder return for $100 invested (assumes that all dividends were reinvested) in Common Shares of the Company against the cumulative total return of the NASDAQ Composite Index, the Toronto Stock Exchange (the "TSX") S&P/TSX Composite Index and the Bloomberg Hollywood Reporter Index from June 1994, when the Company became listed on the Nasdaq National Market, to the end of the most recently completed fiscal year.

                               [PERFORMANCE GRAPH]

                      CUMULATIVE VALUE OF $100 INVESTMENT

                                                                       BLOOMBERG
                                                       S&P/TSX         HOLLYWOOD
                           IMAX         NASDAQ        COMPOSITE        REPORTER
                          ------        ------        ---------        ---------
'10-Jun-94.............      100           100              100              100
'31-Dec-94.............    62.96        103.17           104.45            95.59
'31-Dec-95.............   168.52        144.35           122.83           121.99
'31-Dec-96.............   229.63        176.78           157.14           123.25
'31-Dec-97.............   325.93        216.34           173.11           173.67
'31-Dec-98.............   468.52         298.6           159.12           264.73
'31-Dec-99.............   405.56        546.91           222.26           402.21
'31-Dec-00.............    40.74        336.29           229.46           261.59
'31-Dec-01.............    29.93        265.04           189.13            223.3
'31-Dec-02.............    59.85        183.53           166.93           135.51


                  DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

     As contemplated under Section 124(4) of the Canada Business Corporations Act, the Company has acquired insurance coverage with a yearly limit of $70,000,000 in respect of potential claims against its directors and officers and in respect of losses for which the Company may be required or permitted by law to indemnify such directors and officers. The insurance, in respect of which a $918,200 yearly premium was paid by the Company, includes a $100,000 deductible for each claim under the policy other than claims made under U.S. securities law as to which a deductible of $500,000 applies.

                             DIRECTORS' COMPENSATION

     Directors are reimbursed for expenses incurred in attending meetings of the Board of Directors and Committees of the Board. In addition, members of the Board of Directors who are not also employees of the Company receive Cdn. $20,000 per year (or may elect to receive options to purchase Common Shares of the Company in lieu of this payment) plus Cdn. $1,500 for each meeting of the Board of Directors attended in person and Cdn. $750 for each telephone meeting of the Board of Directors or meeting of any committee of the Board of Directors, whether participating in person or by telephone. In addition, each of the directors who are not also employees of the Company are granted options annually to purchase 8,000 Common Shares at an exercise price equal to the market value of the Common Shares of the Company on the date of grant which vest on the date of grant and expire on the earlier of the date which is two years after the termination of the Optionee's service as a director of the Company or 7 years after the date of the grant.

                              CORPORATE GOVERNANCE

     With shares listed on the TSX and NASDAQ, the Company reviews its governance policies and practices against international standards under the direction of its Board of Directors and Governance Committee.

     The TSX passed a by-law in 1995 which requires companies incorporated in Canada and listed on the TSX to disclose their corporate governance practices in their annual meeting materials. This by-law contains a number of guidelines (the "TSX Guidelines") relating to corporate governance practices which have been considered in light of the unique opportunities and challenges facing the Company, as well as the nature of its share ownership.

     The Board of Directors of the Company is responsible for the supervision of the management of the Company and for the overall strategic direction of its business. The Board of Directors is also responsible, with the assistance of management, for the identification of the risks and opportunities of the Company's business and for monitoring how effectively the Company meets these risks and capitalizes upon the opportunities. The corporate governance practices of the Company have been designed and followed to assist the Company in meeting its core objectives and to enhance shareholder value.

     The Board of Directors is currently composed of 11 directors. Two of the directors, Messrs. Gelfond and Wechsler are inside management directors and are considered to be "related" within the meaning of the TSX Guidelines. Messrs. Copland, Eyton, Fuchs Girvan, Jones, King, Koffler, Utay and Ziebold are outside directors and are considered to be "unrelated" within the meaning of the TSX Guidelines. The Board of Directors considers that directors who are "related" within the meaning of the Guidelines are able to, and do, act with a view to the best interests of the Company and that their relationships with the Company are central to their ability to act in its best interests. If the directors nominated in this circular are elected at the Meeting, the ratio of inside management directors to outside directors will not change.

     The corporate governance practices followed by the Company were originally instituted prior to the time the Company went public as one aspect of the efforts of the new owners of the Company to introduce new strategic directions to the Company. Key elements of these corporate governance practices are contained in the Shareholders' Agreement which contains provisions relating to the composition of the Board of Directors and committees of the Board of Directors (see description of this agreement under "Certain Relationships And Related Transactions - Shareholders' Agreement" below) and the Articles of the Corporation which contain provisions relating to the approval of certain matters by the directors (see description of these provisions under "Articles of the Corporation" below).

     The Board of Directors appoints the Company's Audit Committee, Compensation Committee, Governance Committee, Nominating Committee and Option Committee.

AUDIT COMMITTEE

     The Audit Committee is currently composed of Messrs. Girvan, King and Ziebold, each of whom are considered independent directors (as defined in Rule 4200 (a)(14) of the National Association of Securities Dealers ("NASD") listing standards) and they satisfy the NASDAQ National Market's requirements relating to the qualification of its members and their required understanding of financial statements and financial affairs. The membership of the Audit Committee also complies with the TSX Guidelines. The Audit Committee operates under a written mandate, the Audit Committee Charter, adopted by the Company's Board of Directors. A copy of the Audit Committee Charter is attached as Appendix A to this proxy circular and proxy statement. The preceding information in this paragraph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing. The Audit Committee meets with the external auditors of the Company, both with and without management present, to review the Company's accounting policies, its quarterly and year-end financial statement information and their presentation, and significant financial issues which may arise for the Company. The Audit Committee will review and assess the adequacy of the Audit Committee Charter on an annual basis.

COMPENSATION COMMITTEE

     The Compensation Committee is currently composed of Messrs. Girvan, Koffler and Ziebold. The Compensation Committee is responsible for setting objectives for the Co-Chief Executive Officers, assessing their performance on a periodic basis and reviewing the Stock Option Plan, from time to time. The Report on Executive Compensation is located above.

GOVERNANCE COMMITTEE

     The Governance Committee is currently composed of Messrs. Girvan, Fuchs and Utay. In light of recent developments in corporate governance requirements and the disclosure thereof, the Company established a formal governance committee in the fall of 2002. The Governance Committee is responsible for monitoring and evaluating the Company's compliance, particularly with regard to the recently enacted regulations in connection with the Sarbanes-Oxley Act of 2002, monitoring and evaluating compliance with the Company's articles, bylaws and governance agreements; monitoring and evaluating the Company's corporate policies and practices, with particular attention to the Company's disclosure and trading policies; and monitoring the effectiveness of the Board of Directors in the discharge of its general oversight responsibilities.

OPTION COMMITTEE

     The Option Committee is currently composed of Messrs. Girvan and Utay. The Option Committee is responsible for performing the functions required of it under the Stock Option Plan including the grant of options to Participants under the Stock Option Plan, from time to time, subject to guidelines determined by the Company's human resources department and the Compensation Committee.

NOMINATING COMMITTEE

     The Nominating Committee is currently composed of Messrs. Gelfond and Ziebold. The Nominating Committee is responsible for identifying and recommending potential candidates for election to the Board of Directors. The Nominating Committee has full discretion in considering its nominations to the Board of Directors. The Nominating Committee recommends that the Board of Directors nominate Messrs. Braun, King and Ziebold for election as Class I directors at the Meeting. Messrs. Gelfond and Wechsler designated Mr. Fuchs as their nominee for election as a Class I director pursuant to the Shareholders' Agreement (see description of this agreement under "Certain Relationships And Related Transactions - Shareholders' Agreement" below) and the GW Standstill Agreement (see description of this agreement below).

     If the directors nominated in this circular are elected at the Meeting, the new Board of Directors will determine committee memberships for the next year.

     The Board of Directors has not felt it necessary to add to the procedures currently in place to ensure its independence from management. The Board of Directors believes that the participation of those members of the management of the Company who are on the Board of Directors has been an essential element in the Board of Directors' ability to meet its objectives. All directors exercise critical independent judgement and the outside directors have unrestricted direct access to both the executives of the Company and its external auditors. To date there has been no necessity for discussion of a system enabling an individual director to engage an outside advisor at the expense of the Company.

     The Board of Directors regards its corporate governance practices as appropriate for its business and shareholders and as an efficient and effective tool in the discharge of its responsibilities.

STANDSTILL AGREEMENT

     On July 9, 2001 pursuant to Section 3(c)(iv) of the Shareholders' Agreement (see description of this agreement under "Certain Relationships And Related Transactions - Shareholders' Agreement" below) the Company and each of Messrs. Gelfond and Wechsler entered into a Standstill Agreement (the "GW Standstill Agreement"). Under the terms of the GW Standstill Agreement, each of Messrs. Gelfond and Wechsler agreed to vote in any election for directors in favour of each person nominated by the then current Board of Directors, not to participate in or facilitate proxy contests, not to deposit into a voting trust or subject voting securities to an agreement with respect to voting such securities, not to acquire or affect or attempt to acquire or affect control of the Company or to participate in a "group" as defined pursuant to Section 13(d) of the Exchange Act, which owns or seeks to acquire beneficial ownership or control of the Company, and not to attempt to influence the Company except through normal Board of Directors' processes; provided, however, that the GW Standstill Agreement does not prevent either of Messrs. Gelfond and Wechsler from taking any action in his capacity as an officer or employee of the Company or any of its subsidiaries, including as Co-Chief Executive Officer or Co-Chairman of the Company. As a result of entering into the GW Standstill Agreement, in the event of the resignation, death, disqualification under the Canada Business Corporations Act or the removal or expiration of the term of any director designated by Messrs. Gelfond and Wechsler pursuant to the Shareholders' Agreement, Messrs. Gelfond and Wechsler shall have the right to designate a replacement for such director pursuant to the terms of the Shareholders' Agreement, and Wasserstein Perella shall use its best efforts to cause each such designated director to be elected or appointed as a director of the Company. The GW Standstill Agreement expires on July 8, 2003, and provides that Messrs. Gelfond and Wechsler may, from time to time, extend the term of the GW Standstill Agreement for additional one-year terms thereafter (but in no event beyond March 1, 2004).

ARTICLES OF THE CORPORATION

     The Articles of the Corporation set forth the requirement that certain matters be approved by 75% of the directors then in office. These matters are:
(i) hiring or terminating the employment of the Chief Executive Officer or any Co-Chief Executive Officer of the Company; (ii) issuing any shares of capital stock for a purchase price, or incurring indebtedness, in an amount of $25 million or more; (iii) disposing of any material single asset, or all or substantially all of the assets of the Company or approving the sale or merger of the Company; (iv) acquiring a substantial interest in any other entity or entering into any major strategic alliance; and (v) entering into or changing the terms of any agreement or transaction with WP or Messrs. Gelfond and Wechsler (other than agreements in the ordinary course of business, such as employment agreements).

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     No director or executive officer of the Company, nor any nominee for election as a director or any security holder of record as of the date of this circular who owned, of record or to the Company's knowledge, more than 5% of the outstanding Common Shares, or any member of such person's immediate family, had any material interest, direct or indirect, in any transaction during the last fiscal year, or since the commencement of the current fiscal year, in any completed or proposed transaction which has materially affected or will materially affect the Company except:

     The law firm of McCarthy Tetrault, of which Mr. Girvan is a senior partner, provided legal services to the Company on several matters in 2002 and is expected to provide legal services in 2003.

     Mr. Utay, a director of the Company entered in to an arrangement to provide consulting services to the Company in connection with the purchase by the Company and a wholly-owned subsidiary of the Company of certain Subordinated Notes in 2002 (the purchase transaction is more fully described in Recent Sales of Unregistered Securities in Item 5 in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002). In consideration of these services rendered by Mr. Utay, on December 4, 2002, Mr. Utay was granted 150,000 options to purchase Common Shares in accordance with the Company's Stock Option Plan. The market value of the Common Shares underlying the options was equal to the exercise price on the date of the grant. Also, in 2002 Mr. Utay provided services to the Company in connection with a potential banking arrangement for which he was paid a fee of $100,000. Mr. Utay is a Managing Partner of Clarion Capital Partners, LLC which leases office space from the Company for an annual rent of approximately $150,000.

SHAREHOLDERS' AGREEMENT

     The Company, Wasserstein Perella Partners, L.P., Wasserstein Perella Offshore Partners, L.P., WPPN, Inc., and the Michael J. Biondi Voting Trust (collectively "WP"), and each of Messrs. Gelfond and Wechsler are parties to a Second Amended and Restated Shareholders' Agreement (the "Shareholders' Agreement") dated as of February 9, 1999, which amends and restates the previous amended and restated shareholders' agreement among those parties dated June 16, 1994. The Shareholders' Agreement includes, among other things, certain restrictions on transfers of Common Shares, take-along rights and come-along rights. If WP holds at least 35% of their original holdings and WP desires to transfer all of their securities in a transaction in which a majority of the shares of outstanding common stock are to be sold, then Messrs. Gelfond and Wechsler will be required to sell their securities on the same terms as WP sells its securities.

     The Shareholders' Agreement also contains provisions related to the composition of the Board of Directors and committees thereof. WP was entitled, but not required, to designate individuals to be nominated for election as directors as follows: so long as WP held 3,685,759 or more Common Shares, it could designate six nominees, of whom three could be employees of WP and its affiliates (the "WP Employee Designees") and three were required to be independent persons and resident Canadians. If WP held less than 3,685,759 Common Shares, but 1,842,879 or more Common Shares, it could designate four nominees, of whom two could be WP Employee Designees and two were required to be independent persons and resident Canadians. If WP held less than 1,842,879 Common Shares but 921,439 or more Common Shares, it could designate two nominees, one of whom could be a WP Employee Designee and the other of whom was required to be an independent person and a resident Canadian. When the 1999 Standstill Agreement between and among WP, the Company and Messrs. Gelfond and Wechsler expired on June 30, 2001, WP's right to replace a designated director in the event of the resignation, death, disqualification under the Canada Business Corporations Act or the expiration of the term of such director terminated. In addition to these provisions, each of Messrs. Gelfond and Wechsler is entitled to be a director of the Company so long as he is either a Co-Chief Executive Officer or is the Chief Executive Officer of the Company or Messrs. Gelfond and Wechsler own more than 375,000 Common Shares. In addition, Messrs. Gelfond and Wechsler are collectively entitled, but not required, to designate individuals to be nominated for election as directors as follows: so long as they hold 1,628,000 or more Common Shares, they may designate three nominees, all of whom shall be independent persons and resident Canadians. If they hold less than 1,628,000 Common Shares, but 1,075,000 or more Common Shares, they may designate two nominees, both of whom shall be independent and resident Canadians. If they hold less than 1,075,000 Common Shares but 375,000 or more Common Shares, they may designate one nominee who shall be an independent person and resident Canadian. If the requirement that the Company have 'resident Canadian' directors is changed, then neither WP nor Messrs. Gelfond and Wechsler will be required to designate resident Canadian nominees.

     The Shareholders' Agreement also provides that the Company, WP and each of Messrs. Gelfond and Wechsler shall use their best efforts to cause the Company to establish a nominating committee of the Board of Directors consisting of two directors, one designated by WP and the other designated by Messrs. Gelfond and Wechsler. The Shareholders' Agreement provides WP with the right, subject to the approval of Messrs. Gelfond and Wechsler, to designate a WP Employee Designee for appointment by the Board of Directors of the Company as the Non-Executive Chairman of the Board, as long as WP holds at least 2,948,607 Common Shares. W. Townsend Ziebold has been approved as such designee. Each of Messrs. Gelfond and Wechsler is entitled to be appointed as a Co-Chairman or Chairman of the Company as long as he is a Co-Chief Executive Officer or the Chief Executive Officer of the Company. The Agreement provides that the duties of the Non-Executive Chairman and the Co-Chief Executive Officers shall be as set forth in the Bylaws, including the requirement that the following actions be approved by the Non-Executive Chairman and at least one of the Co-Chief Executive Officers: setting the dates and times of meetings of the directors and shareholders (other than normal quarterly Board of Directors, and annual shareholders' meetings), setting the agenda of such meetings, and appointing members of committees of the Board of Directors other than persons designated by WP and Messrs. Gelfond and Wechsler as provided in the Shareholders' Agreement. Each of WP and Messrs. Gelfond and Wechsler have the right to designate one director to serve on each committee of the Board of Directors of the Company, provided that each such person meets applicable regulatory requirements.

     Each of WP and Messrs. Gelfond and Wechsler agreed to use their best efforts to cause there no longer to be CEO Advisors as of the date upon which all of WP's employee designees are elected as directors of the Company. All of the WP employee designees were elected as directors at the Company's annual and special meeting of shareholders held June 7, 1999 and the CEO Advisors were disbanded in June 1999.

REGISTRATION RIGHTS AGREEMENT

     The Company, WP and Messrs. Gelfond and Wechsler entered into a registration rights agreement (the "Registration Rights Agreement") dated as of February 9, 1999, which carried forward the corresponding provisions of the June 16, 1994 shareholders' agreement, and pursuant to which each of WP and Messrs. Gelfond and Wechsler have certain rights to cause the Company to use its best efforts to register their securities under the U.S. Securities Act of 1933 (the "1933 Act"). WP was entitled to effect up to four demand registrations and Messrs. Gelfond and Wechsler are entitled to make two such demand registrations. WP and Messrs. Gelfond and Wechsler also have unlimited piggyback rights to register their securities under the Registration Rights Agreement whenever the Company proposes to register any securities under the 1933 Act, other than the registration of securities pursuant to an initial public offering or the registration of securities upon Form S-4 or S-8 under the 1933 Act or filed in connection with an exchange offer or an offering of securities solely to the Company's existing shareholders. In addition to these provisions, if Messrs. Gelfond and Wechsler hold at least 25% of their original holdings, WP has recouped its original investment plus a 30% compounded annual return on such investment, and WP initiates the sale of the Company, then for 60 days thereafter, WP will enter into exclusive negotiations with Messrs. Gelfond and Wechsler for the sale of the Company, and for another 60 days, thereafter WP may not enter into an agreement for the sale of the Company to a third party.

     WP, Messrs. Gelfond and Wechsler, and certain shareholders of the Company have entered into another shareholders' agreement on March 1, 1996 (the "Selling Shareholders' Agreement") which includes, among other things, registration rights, tag along rights and drag along rights.

                              AUDITOR INDEPENDENCE

     PricewaterhouseCoopers, LPP ("PWC") are the principal independent accountants of the Company.

     In February 2003, the Audit Committee of the Company recommended for approval, and the Board of Directors of the Company approved, a policy that thereafter, without the approval of the Audit Committee, the Company's auditors would be retained solely to provide audit and audit-related services.

AUDIT FEES

     PWC billed the Company $340,518 for professional services rendered in connection with the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002, and review of the quarterly financial statements during the fiscal year ended December 31, 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     PWC did not provide the Company with any services in connection with financial information systems design or implementation fees in 2002.

ALL OTHER FEES

     PWC billed the Company an aggregate of $167,506 for all services rendered in 2002, other than the services described above. The Audit Committee has considered whether the provision of these services is compatible with maintaining PWC's independence.

                          REPORT OF THE AUDIT COMMITTEE

     The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2002.

     The Audit Committee meets privately with PWC on a periodic basis and PWC has unrestricted access to the Audit Committee. The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2002 with senior management. The Audit Committee has discussed with PWC the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which include, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has also received written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and related entities) and has discussed with PWC their independence from the Company. Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K and the Company's Annual Information Form for the fiscal year ended December 31, 2002.

     The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

     The foregoing Report of the Audit Committee, dated April 30, 2003, has been furnished by G.M. Girvan, G.E. King and W.T. Ziebold as members of the Audit Committee of the Board of Directors.

                             APPOINTMENT OF AUDITORS

     At the Meeting, the shareholders will be asked to approve, by ordinary resolution, the appointment of PricewaterhouseCoopers LLP, Chartered Accountants, as auditors of the Company to hold office until the close of the next annual meeting of shareholders at a remuneration rate to be fixed by the Board of Directors. PWC, or one of its predecessors, have been the auditors of the Company for more than five years.

     Representatives of PWC are expected to be present at the Meeting and to be available to respond to appropriate questions and to make statements as they desire.

     Shareholders will be asked to approve the appointment by ordinary resolution, which requires that a majority of the votes cast at the Meeting be in favour of the resolution. IN THE ABSENCE OF ANY INSTRUCTION ON THE ACCOMPANYING FORM OF PROXY, IT IS THE INTENTION OF THE PERSONS NAMED BY MANAGEMENT IN THE FORM OF PROXY TO VOTE THE COMMON SHARES REPRESENTED BY THE FORM OF PROXY IN FAVOUR OF THE RESOLUTION.

                              AVAILABLE INFORMATION

     The Company makes available free of charge its annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K as soon as reasonably practicable after the such filing has been made with the Securities and Exchange Commission. Reports may be obtained through the Company's website at www.imax.com or by calling investor relations at 905-403-6500.

                         APPROVAL BY BOARD OF DIRECTORS

     The contents and the sending of this proxy circular and proxy statement to each shareholder entitled to receive notice of the Meeting, to each director and to the auditors of the Company have been approved by the Board of Directors.

DATED at Mississauga, Ontario, Canada, April 30, 2003.


                                            /s/  G. MARY RUBY
                                            ------------------------------------
                                            G. MARY RUBY
                                            Senior Vice President, Legal Affairs
                                            and Corporate Secretary

                                   APPENDIX A

                                IMAX CORPORATION

                             AUDIT COMMITTEE CHARTER

PURPOSE

         The Audit Committee assists the Board in fulfilling its responsibility for oversight of (i) the quality and integrity of the Company's financial statements and related disclosure, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications and independence and (iv) the performance of the Company's internal controls and procedures, and performance of the independent auditor. It may also have other duties as may from time to time be assigned to it by the Board.

COMMITTEE COMPOSITION

     1. Members. The Committee shall consist of as many members as the Board shall determine, but in any event not fewer than three members. The members of the Committee shall be appointed annually by the Board.

     2. Qualifications. Each member of the Committee shall meet all independence, financial literacy and other requirements of all applicable laws and the NASDAQ Stock Market Inc. and the Toronto Stock Exchange. At least one member must meet the applicable Securities and Exchange Commission definition of "financial expert."

     3.   Chair. The Chair of the Committee shall be appointed by the Board.

     4. Removal and Replacement. The members of the Committee may be removed or replaced, and any vacancies on the Committee shall be filled, by the Board. In addition, membership on the Committee shall automatically end for a particular member at such time as the Board determines that the member ceases to meet the qualifications required of each member as set forth above.

COMMITTEE MEETINGS

     1. Meetings. The Chair of the Committee, in consultation with the Committee members, shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall meet at least four times per year. The Committee shall, on a periodic basis, meet separately with management, the general counsel, the internal audit staff and the independent auditor. The Committee shall also meet separately with the independent auditor at every meeting of the Committee at which the independent auditor is present.

     2. Agenda. The Chair of the Committee shall develop and set the Committee's agenda, in consultation with the other members of the Committee, the Board and management. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee in advance of the meeting.

     3. Report to the Board. The Committee shall report regularly to the Board and submit to the Board the minutes of the Committee's meetings.

     4. Performance Evaluation; Assessment of Charter. The Committee shall annually conduct a performance evaluation and shall report to the Board the results of the evaluation. The Committee shall review and assess the adequacy of this Charter annually and recommend any changes to the Board.

AUTHORITY AND DUTIES

Independent Auditor's Qualifications and Independence

     1. The Committee shall be directly responsible for the appointment, retention and replacement of the independent auditor employed by the Company to audit its financial statements, subject to any required shareholder approval. The Committee shall be responsible for establishing the compensation of the independent auditor and for overseeing its work.

     2. The Committee shall have the sole authority to pre-approve any non-audit services to be provided by the independent auditor. The Committee shall review with the lead audit partner whether any of the audit team members receive any discretionary compensation from the audit firm with respect to non-audit services performed by the independent auditor.

     3. The Committee shall review with the lead audit partner and/or a more senior representative of the independent auditor, annually or more frequently as the Committee considers appropriate, the independent auditor's system of internal quality controls.

     4. The Committee shall review the performance of the senior members of the independent auditor team.

     5. The Committee shall pre-approve the hiring of any employee or former employee of the independent auditor for senior positions within the Company in accordance with the Sarbanes-Oxley Act of 2002.

Financial Statements and Related Disclosure

     6. The Committee shall review the annual audited financial statements and quarterly unaudited financial statements with management and the independent auditor, and will also review the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," before the filing of the Company's Form 10-K, Form 10-Q and Forms 8-K containing financial statements.

     7. The Committee shall review, or may appoint one of its members to review, with management earnings press releases before they are issued. The Committee shall review generally with management the nature of the financial information and earnings guidance provided to analysts and rating agencies.

     8. The Committee shall review with the independent auditor: (a) all critical accounting policies and practices to be used by the Company in preparing its financial statements, (b) all alternative treatments of financial information that have been discussed with management, ramifications of the use of these alternative disclosures and treatments, and the independent auditors' judgement as to the quality, not just the acceptability, of the accounting principles applied, and
          (c) other material communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences. In addition, the Committee shall review with the independent auditor any audit problems or difficulties and management's response.

     9. The Committee shall review with management, and any outside professionals as the Committee considers appropriate, the effectiveness of the Company's disclosure controls and procedures.

     10. The Committee shall review with management, and any outside professionals as the Committee considers appropriate, important trends and developments in financial reporting practices and requirements and their effect on the Company's financial statements.

     11. The Committee shall prepare the report for the Company's proxy statement that is required by the Securities and Exchange Commission.

Internal Controls and Procedures

     12. The Committee shall review with management and the independent auditor the scope, planning and staffing of the proposed audit for the upcoming year.

     13. The Committee shall review with management, the quality, adequacy and effectiveness of the Company's internal controls and any significant deficiencies or material weaknesses in internal controls and procedures.

     14. The Committee shall review the Company's policies on risk assessment and risk management.

Compliance with Legal and Regulatory Requirements

     15. The Committee shall review with management, and any internal or external counsel as the Committee considers appropriate, any legal matters (including the status of pending litigation) that may have a material impact on the Company and any material reports or inquiries from regulatory or governmental agencies.

     16. The Committee shall review with the general counsel the adequacy and effectiveness of the Company's procedures to ensure compliance with its legal and regulatory responsibilities. The Committee shall also review the legal and compliance function's organization, responsibilities, plans, results, budget and staffing. In addition, management shall consult with the Committee on the appointment, replacement, reassignment or dismissal of the general counsel.

     17. The Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing matters or potential violations of law and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters or potential violations of law.

     18. The Committee shall obtain reports from management on compliance with all applicable legal and regulatory requirements, including the Foreign Corrupt Practices Act.

         The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform any other functions it may find necessary or appropriate for the performance of its oversight function. The Committee shall have the power to delegate its authority and duties to subcommittees or individual members of the Committee, as it deems appropriate. In discharging its oversight role, the Committee shall have full access to all Company books, records, facilities and personnel. The Committee shall have the power to retain legal counsel, accounting professionals or other advisors, as it deems appropriate, after prior consultation with the Company.

CLARIFICATION OF AUDIT COMMITTEE'S ROLE

         The Committee's responsibility is one of oversight. It is the responsibility of the Company's management to prepare financial statements in accordance with applicable law and regulations and of the Company's independent auditor to audit those financial statements. Therefore, each member of the Committee shall be entitled to rely, to the fullest extent permitted by law, on the integrity of those persons and organizations within and outside the Company from whom he or she receives information, and the accuracy of the financial and other information provided to the Committee members by those persons or organizations.





February 2003

[IMAX LOGO]
IMAX Corporation
2525 Speakman Drive
Mississauga, Ontario, Canada, L5K 1B1


FORM OF PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF IMAX CORPORATION (THE "COMPANY") TO BE USED AT THE ANNUAL MEETING OF SHAREHOLDERS (THE "MEETING") OF SHAREHOLDERS OF THE COMPANY TO BE HELD ON WEDNESDAY, JUNE 4, 2003 AT THE FAMOUS PLAYERS IMAX(R) THEATRE AT PARAMOUNT FESTIVAL HALL, 259 RICHMOND STREET, WEST, TORONTO, ONTARIO, CANADA, AT 10:30 A.M., AND AT ANY ADJOURNMENTS THEREOF FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING.

The undersigned common shareholder of IMAX Corporation (the "Company") hereby appoints Bradley J. Wechsler, failing whom, Richard L. Gelfond, failing whom, Robert D. Lister, failing whom, G, Mary Ruby, or instead of the foregoing,___________________as the proxyholder of the undersigned to attend and act for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held on June 4, 2003, and at any adjournments thereof, to the same extent and with the same power as if the undersigned were present in person thereat and with the authority to vote and act in the said proxyholder's discretion with respect to amendments or variations to matters referred to in the Notice of Annual Meeting and with respect to other matters which may properly come before the Meeting.

The said proxyholder is specifically directed to vote or withhold from voting the shares registered in the name of the undersigned as indicated below:

(1) VOTE    [  ] FOR      [  ]  AGAINST      [  ]  WITHHOLD/ABSTAIN  FROM VOTING
     In respect of the election of the nominees for directors of the Company as a group listed below: Neil S. Braun; Michael Fuchs; G. Edmund King and W. Townsend Ziebold.

(2) VOTE    [  ] FOR      [  ]  AGAINST      [  ]  WITHHOLD/ABSTAIN  FROM VOTING
     In respect of the appointment of PricewaterhouseCoopers LLP as auditors of the Company and authorizing the directors to fix their compensation.

Date: _________________, 2003

--------------------------------------------------------
(Print name of Registered Holder of Common Shares)

--------------------------------------------------------
(Signature of Registered Holder or Authorized Signatory)

Notes:
(1) YOU HAVE THE RIGHT TO APPOINT A PERSON OTHER THAN THE MANAGEMENT NOMINEES TO ATTEND AND ACT FOR YOU AT THE MEETING. SUCH PERSON NEED NOT BE A SHAREHOLDER OF THE COMPANY. In such case, please delete the names of Messrs. Wechsler, Gelfond, Lister and Ms. Ruby as your proxy nominee and insert the name of the desired person in the blank space provided for this purpose.

(2) If the proxy is not dated in the space provided for this purpose, it will be deemed to bear the date on which it was mailed by the Company.

(3) To be valid, this proxy must be dated and signed by yourself, as the registered holder of Common Shares, or as a person named as a proxy nominee in respect of this Meeting in an omnibus proxy containing a power of substitution pursuant to applicable securities laws, or your attorney. If the registered holder or the person named in an omnibus proxy is a corporation, this proxy must be signed by an authorized officer or attorney of such corporation.

(4) For the purpose of voting by proxy, proxies marked as "WITHHOLD/ABSTAIN" will be treated as present for the purpose of determining a quorum but will not be counted as having been voted in respect of any matter to which the instruction to "WITHHOLD/ABSTAIN" is indicated.

(5) On any ballot that may be called for regarding the matters listed in the Notice of Annual Meeting and in the Form of Proxy, the Common Shares represented by the enclosed Form of Proxy will be voted or withheld from voting in accordance with the instructions of the shareholder indicated thereon by marking an "X" in the boxes provided for the purpose on the Form of Proxy. IN THE ABSENCE OF SUCH INSTRUCTIONS THE SHARES WILL BE VOTED FOR
     (i) THE ELECTION OF DIRECTORS AND (II) THE APPOINTMENT OF AUDITORS AND AUTHORIZING THE DIRECTORS TO FIX THE AUDITORS' REMUNERATION, IN EACH CASE, AS REFERRED TO IN THE PROXY CIRCULAR AND PROXY STATEMENT.